Exhibit 99.2

                     Intermost Corporation and Subsidiaries
                   Summary of Pro Forma Financial Information

On October 3, 2003, Shanghai Fortune Venture Ltd. and its shareholders entered into an agreement with IMOT Information Technology (Shenzhen) Co., Ltd., a subsidiary of Intermost Corporation ("Intermost"), through which Intermost agreed to acquire a 25% equity interest in Shanghai Fortune Venture Ltd. The aggregate consideration consisted of 10,000,000 shares of Intermost's common stock valued at $2,400,000 ($0.24 per share) and a cash payment of $72,464. The value of the common stock was based on the closing market price of Intermost's common stock on April 12, 2004, the date the transaction was completed.

The pro forma condensed consolidated financial information presented herein is based on management's estimate of the effects of the acquisition by Intermost of the 25% equity interest in Shanghai Fortune Venture Ltd., had such transaction occurred on the dates indicated herein, based on certain assumptions that Intermost believes are reasonable under the circumstances. The pro forma condensed consolidated statements of operations for the year ended June 30, 2003 and the nine months ended March 31, 2004, and the pro forma condensed consolidated balance sheets as of June 30, 2003 and March 31, 2004 are unaudited, but in the opinion of management, include all adjustments, including normal recurring adjustments, necessary for a fair presentation of the financial position and results of operations as of and for the periods presented.

The pro forma condensed consolidated statements of operations for the year ended June 30, 2003 and the nine months ended March 31, 2004 give effect to the acquisition by Intermost of the 25% equity interest in Shanghai Fortune Venture Ltd. as if the acquisition had occurred at the beginning of each such period. The pro forma condensed consolidated balance sheets as of June 30, 2003 and March 31, 2004 give effect to the acquisition by Intermost of the 25% interest in Shanghai Fortune Venture Ltd. as if the acquisition had occurred at each such date.

The pro forma condensed consolidated statements of operations for the year ended June 30, 2003 and the nine months ended March 31, 2004, and the condensed consolidated balance sheets as of June 30, 2003 and March 31, 2004, are not necessarily indicative of the results of operations or financial position that actually would have been achieved had the acquisition described above been consummated as of the dates indicated, or that may be achieved in the future.

INTERMOST CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (US$)
JUNE 30, 2003

                                                                                    Adjustments
                                                                              ---------------------------   Pro Forma
                                                             Intermost            DR.            CR.        As Adjusted
                                                            ------------      -----------    ------------ --------------
Assets
Current assets:
Cash and cash equivalents                                        78,799                     (1) 72,464          6,335
Accounts receivable                                             168,130                                       168,130
Inventory                                                        44,387                                        44,387
Deposits, prepayments and other receivables                     158,796                                       158,796

                                                            -----------                                   -----------
Total current assets                                            450,112                                       377,648

Investment in an associated company                                  --     (2) 2,472,464                   2,472,464
Plant and equipment, net                                        163,775                                       163,775
Goodwill                                                        551,757                                       551,757
Computer software held for sale                                 106,250                                       106,250
                                                            -----------                                   -----------
Total Assets                                                  1,271,894                                     3,671,894
                                                            ===========                                   ===========

Liabilities, Minority Interests and Stockholders' Equity

Current liabilities:
Accounts payable                                                357,357                                       357,357
Accruals and other payables                                     271,336                                       271,336
Customer deposits                                                57,085                                        57,085
Deferred revenue                                                 34,541                                        34,541
Business taxes and government surcharges payable                  2,837                                         2,837
Due to a director                                                51,071                                        51,071

                                                            -----------                                   -----------
Total current liabilities                                       774,227                                       774,227
                                                            -----------                                   -----------

Commitments

Minority interests                                               49,826                                        49,826
                                                            -----------                                   -----------

Stockholders' equity:
Preferred stock, par value of US$0.001 -
  Authorized - 5,000,000 shares                                      --                                            --
  Issued and outstanding - None                                      --                                            --
Common stock, par value of US$0.001 -
  Authorized  - 100,000,000 shares                                   --                                            --
  Outstanding and fully paid - 46,246,066 shares                 46,246                    (2) 10,000          56,246
  Reserved and to be issued - 3,820,000 shares                    3,820                                         3,820
Additional paid-in capital                                    8,530,809                  (2) 2,390,000     10,920,809
Accumulated deficit                                          (8,129,303)                                   (8,129,303)
Accumulated other comprehensive loss                             (3,731)                                       (3,731)

                                                            -----------                                   -----------
Total stockholders' equity                                      447,841                                     2,847,841
                                                            -----------                                   -----------

Total Liabilities, Minority Interests and
 Stockholders' Equity                                         1,271,894                                     3,671,894
                                                            ===========                                   ===========

INTERMOST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (US$)
YEAR ENDED JUNE 30, 2003

                                                                                     Adjustments
                                                                           -------------------------------     Pro Forma
                                                         Intermost             DR.               CR.           As Adjusted
                                                      --------------       -------------    --------------   -------------
Net revenues                                               446,265                                              446,265
Cost of revenues                                          (366,905)                                            (366,905)
                                                      ------------                                           -----------
Gross profit                                                79,360                                               79,360
                                                      ------------                                           -----------

Costs and expenses:
Selling, general and administrative expenses            (1,088,782)                                          (1,088,782)
(Gain) loss on disposal of fixed assets                     (6,254)                                              (6,254)
Impairment of fixed assets                                (164,251)                                            (164,251)
Write-back of welfare provisions                            89,200                                               89,200

                                                      ------------                                           -----------
Total costs and expenses                                (1,170,087)                                          (1,170,087)

                                                      ------------                                           -----------
Loss from operations                                    (1,090,727)                                          (1,090,727)
                                                      ------------                                           -----------

Other income (expense):
Interest income                                                254                                                  254
Other income (expense), net                                 20,951                                               20,951

                                                      ------------                                           -----------
Total other income (expense)                                21,205                                               21,205

                                                      ------------                                           -----------
Loss before minority interests and equity in
earnings(loss) of an associated company                 (1,069,522)                                          (1,069,522)

Minority interests                                          (9,296)                                              (9,296)

                                                      ------------                                           -----------
Loss before equity in earnings(loss) of an
  associated company                                    (1,078,818)                                          (1,078,818)
Equity in earnings(loss) of an associated company               --         (3) 12,592                           (12,592)
                                                      ------------                                           -----------
Net loss                                                (1,078,818)                                          (1,091,410)
                                                      ============                                           ===========

Net loss per common share - basic and diluted                (0.03)                                               (0.02)
                                                      ============                                           ===========

Weighted average number of common shares
 outstanding - basic and diluted                        35,161,599                                           45,161,599
                                                      ============                                           ===========

INTERMOST CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET (US$)
MARCH 31, 2004

                                                                                              Adjustments
                                                                                     ---------------------------     Pro Forma
                                                                  Intermost               DR.            CR.        As Adjusted
                                                                -------------        -------------  ------------   -------------
Assets
Current assets:
Cash and cash equivalents                                            332,648                         (1) 72,464          260,184
Accounts receivable                                                  414,737                                             414,737
Inventory                                                              3,811                                               3,811
Deposits, prepayments and other receivables                          355,650                                             355,650
Net assets held for sale                                             101,121                                             101,121

                                                                ------------                                       -------------
Total current assets                                               1,207,967                                           1,135,503

Investment in an associated company                                       --        (2) 2,472,464                      2,472,464
Plant and equipment, net                                              46,403                                              46,403
Goodwill                                                             551,757                                             551,757
Computer software held for sale                                       50,000                                              50,000
                                                                ------------                                       -------------
Total Assets                                                       1,856,127                                           4,256,127
                                                                ============                                       =============


Liabilities, Minority Interests and Stockholders' Equity

Current liabilities:
Accounts payable                                                     419,174                                             419,174
Accruals and other payables                                          248,110                                             248,110
Customer deposits                                                     74,023                                              74,023
Deferred revenue                                                      37,771                                              37,771
Business taxes and government surcharges payable                      15,291                                              15,291
Due to a director                                                     34,886                                              34,886

                                                                ------------                                       -------------
Total current liabilities                                            829,255                                             829,255
                                                                ------------                                       -------------

Commitments

Minority interests                                                    99,388                                              99,388
                                                                ------------                                       -------------

Stockholders' equity:
Preferred stock, par value of US$0.001 -
  Authorized - 5,000,000 shares                                           --                                                  --
  Issued and outstanding - None                                           --                                                  --
Common stock, par value of US$0.001 -
  Authorized  - 500,000,000 shares                                        --                                                  --
  Outstanding and fully paid - 56,392,406 shares                      56,396                         (2) 10,000           66,396
  Reserved and to be issued - 400,000 shares                             400                                                 400
Additional paid-in capital                                         9,862,283                      (2) 2,390,000       12,252,283
Less: subscription receivable                                       (218,400)                                           (218,400)
Accumulated deficit                                               (8,769,464)                                         (8,769,464)
Accumulated other comprehensive loss                                  (3,731)                                             (3,731)
                                                                ------------                                       -------------
Total stockholders' equity                                           927,484                                           3,327,484
                                                                ------------                                       -------------

Total Liabilities, Minority Interests and
 Stockholders' Equity                                              1,856,127                                           4,256,127
                                                                ============                                       =============

INTERMOST CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS (US$)
NINE MONTHS ENDED MARCH 31, 2004

                                                                                  Adjustments
                                                                         ---------------------------      Pro Forma
                                                          Intermost           DR.           CR.           As Adjusted
                                                        ------------     -----------    ------------     ------------
Net revenues                                             1,453,476                                         1,453,476
Cost of revenues                                        (1,152,699)                                       (1,152,699)
                                                        ------------                                     -----------
Gross profit                                               300,777                                           300,777
                                                        ------------                                     -----------

Costs and expenses:
Selling, general and administrative expenses              (896,500)                                         (896,500)

                                                        ------------                                     -----------
Total costs and expenses                                  (896,500)                                         (896,500)

                                                        ------------                                     -----------
Loss from operations                                      (595,723)                                         (595,723)
                                                        ------------                                     -----------

Other income (expense):
Interest income                                              1,683                                             1,683
Other income (expense), net                                  3,442                                             3,442

                                                        ------------                                     -----------
Total other income (expense)                                 5,125                                             5,125

                                                        ------------                                     -----------
Loss before minority interests and equity in
earnings(loss) of an associated company                   (590,598)                                         (590,598)

Minority interests                                         (49,562)                                          (49,562)

                                                        ------------                                     -----------
Loss before equity in earnings(loss) of an
 associated company                                       (640,160)                                         (640,160)
Equity in earnings(loss) of an associated company               --          (4) 13,934                       (13,934)

                                                        ------------                                     -----------
Net loss                                                  (640,160)                                         (654,094)
                                                        ============                                     ===========

Net loss per common share - basic and diluted                (0.01)                                            (0.01)
                                                        ============                                     ===========

Weighted average number of common shares
 outstanding - basic and diluted                        54,335,387                                        64,335,387
                                                        ============                                     ===========

                     Intermost Corporation and Subsidiaries
   Notes to Pro Forma Condensed Consolidated Financial Statements (Unaudited)

The following is a summary of the pro forma adjustments reflected in the pro forma condensed consolidated balance sheets and statements of operations.

1. To reflect payment of cash consideration of $72,464.

2. To reflect issuance of 10,000,000 shares of Intermost common stock, par value $0.001 per share, valued at $0.24 per share.

3. To reflect 25% of Shanghai Fortune Venture Ltd.'s net loss for the year ended June 30, 2003.

4. To reflect 25% of Shanghai Fortune Venture Ltd.'s net loss for the nine months ended March 31, 2004.